SUBSCRIPTION AGREEMENT

To:	Counterpath Solutions, Inc. (the “Corporation”).

The undersigned (the “Subscriber”) hereby tenders to the Corporation this subscription offer which, upon acceptance by the Corporation, will constitute an agreement of the Subscriber to subscribe for and take up and, on the part of the Corporation, to issue to the Subscriber, 8,750,000 common shares in the capital of the Corporation at a subscription price of U.S. $0.40 per Common Share, on the terms and subject to the conditions set out in this Subscription Agreement.

DATED at ________________, this ________day of June, 2007.

Wesley Clover Corporation
555 Legget Drive,
Suite 534 - Tower B
	Wesley Clover Corporation	Kanata, Ontario, Canada
K2K 2X3
	(Name of Subscriber - please print)	(Subscriber’s Address)

by:	/s/ Jose Medeiros
Jose Medeiros
President and Chief Operating Officer
1-613-271-6305
	Signature	(Telephone Number)

1-613-271-9810
	(Please print name of individual whose signature	(Facsimile Number)
appears above if different than the name of the
	Subscriber printed above)	JMedeiros@wesleyclover.com
(E-mail Address)

ACCEPTANCE: The Corporation hereby accepts the subscription as to 8,750,000 Common Shares on the terms and subject to the conditions contained in this Subscription Agreement.

Accepted this _____day of June, 2007

COUNTERPATH SOLUTIONS, INC.

By:	/s/ Donovan Jones

Name:	Donovan Jones

Title:	President and Chief Operating Officer

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1	Definitions: In this Subscription Agreement, unless inconsistent with the subject matter or context thereof, the following capitalized words will have the following meaning:

	(a)	“Arrangement Agreement” means the Arrangement Agreement dated June ___, 2007 between the Corporation and NewHeights Software Corporation;

	(b)	“Closing Date” means the date on which the transactions contemplated in the Plan of Arrangement are completed;

	(c)	“Common Shares” means the shares of common stock of the Corporation, as constituted as of the date hereof;

	(d)	“Escrow Agent” means the escrow agent appointed pursuant to the Escrow Agreement;

(e)

“Escrow Agreement” means the escrow agreement to be entered into on the Closing Date between the Subscriber, the Corporation and the Escrow Agent, such agreement to be substantially in the form attached hereto as Schedule “C”;

	(f)	“First Subscription” has the meaning ascribed to such term in Section 2.1(a);

	(g)	“First Subscription Date” has the meaning ascribed to such term in Section 2.1(a);

	(h)	“Plan of Arrangement” means the Plan of Arrangement contemplated in the Arrangement Agreement;

	(i)	“Second Subscription” has the meaning ascribed to such term in Section 2.1(b);

	(j)	“Second Subscription Date” has the meaning ascribed to such term in Section 2.1(b);

	(k)	“Subscription” means the subscription by the Subscriber for 8,750,000 Common Shares at a subscription price of U.S. $0.40 per Common Share,

	(l)	“Subscription Date” means the First Subscription Date, the Second Subscription Date or the Third Subscription Date, as the case may be;

	(m)	“Subscription Instalment” means the First Subscription, the Second Subscription and the Third Subscription, as the case may be;

	(n)	“Subscription Price” means $0.40 per Common Share subscribed for herein for an aggregate subscription price of $3,500,000;

	(o)	“Third Subscription” has the meaning ascribed to such term in Section 2.1(c);

	(p)	“Third Subscription Date” has the meaning ascribed to such term in Section 2.1(c); and

	(q)	“US Securities Act” mean the U.S. Securities Act of 1933, as amended.

1.2	Interpretation: In this Subscription Agreement:

(a)

the division of this Subscription Agreement into paragraphs and the insertion of headings are for convenience of reference only and shall not effect the construction or interpretation of this Subscription Agreement;

(b)

the terms “hereof”, “hereunder” and similar expressions refer to this Subscription Agreement and not to any particular article or section hereof and include any agreement supplemental hereto and references hereinto articles and sections are to articles and sections of this Subscription Agreement;

(c)

words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated associations and corporations;

(d)	all references to “$” or currency herein, other than in Schedule “A”, are to lawful money of the United States; and

(e)	the following are the schedules hereto which are incorporated by reference and deemed to be part hereof:

	(i)	Schedule “A” – Canadian Accredited Investor Certificate;

	(ii)	Schedule “B” – U.S. Accredited Investor Certificate; and

	(iii)	Schedule “C” – Form of Escrow Agreement.

ARTICLE 2
SUBSCRIPTION

2.1

Subscription for Common Shares: On the terms and subject to the conditions hereof, the Subscriber hereby confirms its irrevocable subscription for and agrees to purchase and take up from the Corporation the aggregate number of Common Shares as provided for on the first page of this Subscription Agreement at a price of $0.40 per Common Share for an aggregate subscription price of $3,500,000. The Subscription shall be completed in three instalments in accordance with the following:

	(a)	as to 3,750,000 Common Shares (the “First Subscription”), on the first business day that is three (3) months following the Closing Date (the “First Subscription Date”);

	(b)	as to 2,500,000 Common Shares (the “Second Subscription”), on the first business day that is six (6) months following the Closing Date (the “Second Subscription Date”); and

	(c)	as to 2,500,000 Common Shares (the “Third Subscription”), on the first business day that is seven (7) months following the Closing Date (the “Third Subscription Date”);

provided, however, that notwithstanding the foregoing the Subscriber may, upon written notice to the Corporation, agree to subscribe for all or any part of the Common Shares at any earlier date than contemplated above.

2.2

Acceptance by the Corporation: The Subscriber acknowledges that the Subscription contemplated hereby is subject to acceptance by the Corporation and to the fulfilment of certain other terms and conditions by the Subscriber and that this Subscription Agreement shall be effective and binding on the Subscriber and the Corporation upon acceptance by the Corporation as evidenced by its execution on the first page hereof.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Subscriber: By executing this Subscription Agreement, the Subscriber represents and warrants to the Corporation and acknowledges that the Corporation is relying thereon that:

(a)

by reason of the Subscriber’s business and financial experience, it has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Common Shares and the terms of this Subscription Agreement;

(b)

the Subscriber is an accredited investor (“Accredited Investor”) as such term is defined in both National Instrument 45-106 “Prospectus and Registration Exemptions” (“NI 45-106”) and in Rule 501(a) promulgated under the US Securities Act as indicated by the Subscriber on the certificates attached as Schedule “A” and Schedule “B” hereto;

(c)

the Subscriber is subscribing for the Common Shares for its own account and not for the account or benefit of any other person, for investment purposes only, and not with a view to resell or other distribution of the Common Shares in violation of NI 45-106, the US Securities Act or any state or provincial securities laws;

(d)	the Subscriber recognizes the speculative nature of this investment and is able to bear the economic risk that the Subscriber assumes;

(e)

in making the decision to subscribe for the Common Shares the Subscriber has relied solely upon the information provided in this Subscription Agreement and the Subscriber’s own investigation of the Corporation, which investigation has provided the Subscriber with all the information the Subscriber considers necessary for purposes of its investment decision;

(f)

the Subscriber has been advised to obtain and has either declined to or has obtained, at its own expense, appropriate professional advice regarding the investment, tax and legal consequences of subscribing for and an investment in the Common Shares contemplated hereunder;

(g)

the Subscriber is aware of the applicable restrictions on the resale of the Common Shares imposed by securities legislation in the jurisdiction in which it resides and that the Subscriber may not be able to sell such Common Shares except in accordance with applicable securities legislation and regulatory policies for compliance with applicable resale restrictions;

(h)

the Subscriber was contacted regarding the subscription for the Common Shares by the Corporation (or its authorized agents or representatives) with whom the Subscriber had a pre-existing relationship and no Common Shares were offered or sold to the Subscriber by means of any form of general solicitation, advertisement, article, notice or other communication published in a newspaper, magazine, internet website or similar media or broadcast over television or radio, or otherwise generally available;

(i)

the Subscriber is resident in the jurisdiction set out in the “Subscriber’s Address” on the first page hereof, and the subscription for and issue to the Subscriber of the Common Shares, and all acts, solicitation, conduct and negotiation directly or indirectly in furtherance of this subscription has occurred only in that jurisdiction;

(j)	the Subscriber was not formed for the purpose of subscribing for the Common Shares;

(k)

the Subscriber acknowledges and understands that no person has made any written or oral representation (i) that any person will resell or repurchase any or all of the Common Shares; or (ii) as to future price or value of the Common Shares;

(l)

the Subscriber is not a US Person (as defined in Regulation S under the US Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a US Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not purchasing the Common Shares on behalf of, or for the account or benefit of, a person in the United States or a US Person;

(m)

the Subscriber understands and acknowledges that the Common Shares have not been and will not be registered under the US Securities Act or any state securities laws, and that the Common Shares are intended to be exempt from registration under the US Securities Act pursuant to the provisions of Rule 506 of Regulation D thereunder;

(n)

the Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Shares to the effect that such securities have not been registered under the US Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Subscription Agreement such legend to be substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT IN THE CASE OF SUBPARAGRAPHS (C) AND (D), THE CORPORATION HAS RECEIVED A WRITTEN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS.”

	(o)	the Subscriber acknowledges and consents to the placement of any required legend under Canadian securities laws on any certificate evidencing the Common Shares issued to the Subscriber.

(p)

the Subscriber has full power and authority to execute and deliver this Subscription Agreement and to subscribe for the Common Shares, and this Subscription Agreement has been duly and validly executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms;

(q)

if the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account or other tax-exempt entity, it is authorized and qualified to invest in the Corporation and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;

(r)

the Subscriber has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Subscription Agreement;

(s)

the Subscriber understands and acknowledges that, except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber and except as permitted by law, the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement; and

(t)

the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which it is bound.

3.2

Survival of Representations, Etc.: The representations and warranties of the Subscriber herein are made by the Subscriber with the knowledge and intent that they are being and will be relied upon by the Corporation in connection with the transactions contemplated hereby, including for purposes of determining the suitability of the Subscriber as a subscriber for Common Shares. The Subscriber hereby undertakes to notify the Corporation of any change in any of its representations or warranties set forth herein that may arise prior to the completion of the subscriptions for the Common Shares hereunder. The representations and warranties of the Subscriber herein shall survive the closing of the transactions contemplated hereby.

3.3	Representations and Warranties of the Corporation: The Corporation represents and warrants to the Subscriber, and acknowledges that the Subscriber is relying thereon, that:

(a)

the Corporation is a valid and subsisting corporation formed under the laws of Nevada and is duly registered and licensed to carry on business in each jurisdiction in which it now carries on business or has property or assets;

(b) the representations and warranties of the Corporation in the Arrangement Agreement are true and correct;

(c)

the Common Shares subscribed for herein, when issued and delivered to the Subscriber on the applicable Subscription Date, will be duly and validly issued and outstanding common stock in the capital of the Corporation and upon the portion of the Subscription Price attributable to such Subscription Instalment being paid to the Corporation, will be fully paid and non-assessable;

(d)

the issuance of the Common Shares by the Corporation hereunder does not and will not contravene, conflict with or result in a violation of any terms of the Corporation’s constating documents or any agreement or instrument to which the Corporation is a party;

(e)

this Subscription Agreement has been or will be upon execution and delivery thereof, duly authorized by all necessary action on the part of the Corporation, validly executed and delivered and constitute a legal, valid and binding obligation of the Corporation, enforceable against it in accordance with its terms; and

(f)

no order ceasing or suspending trading in securities of the Corporation nor prohibiting the sale of such securities has been issued and is outstanding against the Corporation or its directors, officers or promoters.

3.4

Survival of Representations, Etc.: The representations and warranties of the Corporation herein are made by the Corporation with the knowledge and intent that they are being and will be relied upon by the Subscriber in connection with the transactions contemplated hereby and shall survive the closing of the transactions contemplated hereby.

ARTICLE 4
COVENANTS

4.1	Covenants of the Subscriber: In connection with the Subscription and the issuance of Common Shares hereunder, the Subscriber covenants and agrees with the Corporation that:

(a)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber shall execute, deliver and file or assist the Corporation in obtaining and filing such reports, undertakings and other documents relating to its subscription as may be required;

(b)

the Subscriber, if it decides to offer, sell or otherwise transfer all or any part of the Common Shares, will not offer, sell or otherwise transfer any of such securities (other than pursuant to an effective registration statement under the US Securities Act and in compliance with all applicable state and provincial securities laws), directly or indirectly, unless:

		(i)	the sale is to the Corporation; or

		(ii)	the sale is made outside the United States in accordance with the requirements of Rule 903 or Rule 904 of Regulation S under the US Securities Act; or

(iii)	the sale is made pursuant to the exemption from registration under the US Securities Act provided by Rule 144 thereunder, if available, and in compliance with any applicable state securities laws; or

(iv)	the sale is made pursuant to another exemption from registration under the US Securities Act and any applicable state securities laws,

and in each case the sale is made in compliance with all applicable state and provincial securities laws; provided that in the case of subparagraphs (iii) or (iv), a written opinion of legal counsel reasonably satisfactory to the Corporation is addressed and provided to the Corporation, to the effect that the proposed transfer may be effected without registration under the US Securities Act or any applicable state securities laws; and

(c)

the Subscriber hereby agrees to hold the Corporation and its directors, officers, employees, affiliates, controlling persons and agents and their respective officers, directors, employees, counsel, controlling persons and agents, and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of a material false breach of any representation or warranty or failure by the Subscriber to comply with any material covenant made by the Subscriber in this Subscription Agreement (including Schedule A and B attached hereto) or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

4.2	Covenants of the Corporation: In connection with the issuance of Common Shares hereunder, the Corporation covenants and agrees with the Subscriber that:

(a)

it will duly file all such reports, statements or other documents as may be necessary or desirable, and otherwise use its best efforts to maintain in good standing, the Corporation’s status under the US Securities Act and the trading or quotation of its Common Shares on the over-the-counter market or another recognized exchange or facility; and

(b)

in the event the Subscriber sells or otherwise transfers any of the Common Shares outside the United States pursuant to Rule 903 or Rule 904 of Regulation S under the US Securities Act or under another applicable exemption from registration under the U.S. Securities Act and in compliance with local laws and regulations, the Corporation agrees to issue one or more certificates representing the Common Shares to be sold if the Subscriber provides to the Corporation and its transfer agent the certificate or certificates for the Common Shares to be sold together with a declaration to the effect that the Common Shares have been sold or transferred pursuant to Rule 903 Rule 904 of Regulation S under the US Securities Act, or such other evidence of its reliance on an applicable exemption, as the Corporation or its transfer agent may reasonably require and such new certificates shall not bear the legend set forth in Section 3.1(n) above if the Subscriber has held the Common Shares for a period of at least two years from the date the Subscriber made full payment for such Common Shares or otherwise provides to the Corporation and its transfer agent an opinion of counsel confirming that such legend may be removed.

ARTICLE 5
COMPLETION OF SUBSCRIPTION

5.1

Conditions Precedent in Favour of Subscriber: The obligations of the Subscriber to complete any Subscription Instalment and purchase the Common Shares subscribed for thereunder is subject to the satisfaction or waiver (in the discretion of the Subscriber) on or before the applicable Subscription Date of the following conditions:

	(a)	the receipt of all required regulatory or other third party approvals;

	(b)	the truth and accuracy of the representations and warranties of the Corporation herein as at the applicable Subscription Date;

	(c)	the truth and accuracy of the representations and warranties of the Corporation in the Arrangement Agreement as at the Closing Date;

	(d)	compliance by the Corporation with its covenants hereunder;

	(e)	the completion of the transactions contemplated under the Arrangement Agreement and the Plan of Arrangement; and

	(f)	the Corporation having completed one or more concurrent private placements and realized net proceeds of not less than $1,000,000 at a price of $0.40 per Common Share.

5.2

Conditions Precedent in Favour of the Corporation: The obligations of the Corporation to issue and deliver the Common Shares subscribed for under any Subscription Instalment hereunder is subject to satisfaction or waiver (in the discretion of the Corporation) on or before the applicable Subscription Date of the following conditions:

	(a)	the receipt of all required regulatory or other third party approvals;

	(b)	the truth and accuracy of the representations and warranties of the Subscriber herein as at the applicable Subscription Date;

	(c)	compliance by the Subscriber with its covenants hereunder; and

	(d)	the completion of the transactions contemplated under the Arrangement Agreement and the Plan of Arrangement.

5.3

Closing of Subscription: The issuance of the Common Shares subscribed for under each Subscription Instalment will be completed on the applicable Subscription Date (or such earlier date or dates as the Subscriber may elect pursuant to Section 2.1). On each Subscription Date, the Subscriber will deliver to the Corporation a certified cheque, solicitors trust cheque or bank draft for that portion of the aggregate Subscription Price attributable to such Subscription Instalment and a certificate in respect of the satisfaction of the conditions precedent to such Subscription Instalment specified in Section 5.2(b) and (c), against delivery by the Corporation to the Subscriber of certificates representing the Common Shares subscribed for under such Subscription Instalment, registered in the name of the Subscriber or as the Subscriber may direct, and a certificate of an officer of the Corporation in respect of the satisfaction of the conditions precedent to such Subscription Instalment specified in Section 5.1(b), (c), (d) and (f).

5.4

Default in Payment. In the event the Subscriber is not required to or fails to pay any instalment of the Subscription Price as contemplated herein, the Corporation’s sole recourse is that provided for under the Escrow Agreement and the Subscriber shall have no further liability or obligation to the Corporation with respect to the payment of such instalment whether in debt or in damages (including loss of profit, opportunity, exemplary or punitive damages) or otherwise.

ARTICLE 6
GENERAL PROVISIONS

6.1

Costs: The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of legal counsel retained by the Subscriber) relating to the subscription for the Common Shares by the Subscriber shall be borne by the Subscriber.

6.2

Further Assurances: Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the closing of the transactions contemplated hereby, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Subscription Agreement.

6.3	Time of the Essence: Time shall be of the essence of this Subscription Agreement.

6.4

Benefit of the Agreement: This Subscription Agreement will enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the parties hereto.

6.5

Entire Agreement: This Subscription Agreement, together with the Schedules hereto and the Escrow Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces any prior understandings and agreements between the parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, between the parties hereto other than as expressly set forth in this Subscription Agreement or in the Escrow Agreement.

6.6

Amendments and Waivers: No amendment to this Subscription Agreement will be valid or binding unless set forth in writing and duly executed by the parties hereto. No waiver of any breach of any provision of this Subscription Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, will be limited to the specific breach waived.

6.7

Assignment: The terms of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation or their respective heirs, executors, administrators, successors and assigns, provided that this Subscription Agreement may be assigned by the Subscriber, without the prior written consent of the Corporation, provided the assignee provides to the Corporation, in writing, an agreement acknowledging and consenting to the terms and conditions hereof as if it were the Subscriber hereto, provided however, that notwithstanding such assignment, the Subscriber shall remain liable for any or all of the Subscription Price which such assignee is obliged to but fails to pay in connection with its assumption of the subscription hereunder.

6.8	Governing Law: This Subscription Agreement is governed by and shall be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

6.9

Attornment: For the purpose of all legal proceedings this Subscription Agreement will be deemed to have been performed in British Columbia and the Courts of British Columbia will have jurisdiction to entertain any action arising under this Subscription Agreement. The parties hereto each hereby attorns to the jurisdiction of the Courts of British Columbia.

6.10

Facsimiled Subscription Agreement: The Corporation shall be entitled to rely on delivery by facsimile of an executed copy of this Subscription Agreement, and acceptance by the Corporation of such facsimile copy shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

SCHEDULE “A”

CERTIFICATE OF ACCREDITED INVESTOR (BRITISH COLUMBIA)

The Subscriber represents and Common Shares that the Subscriber is an “accredited investor” as that term is defined in NI 45-106 by virtue of the fact that the Subscriber satisfies one or more of the categories indicated below.

PLEASE PLACE AN “X” FOR THE APPROPRIATE CATEGORY OR CATEGORIES BELOW:

[ ]	(1)	a Canadian financial institution, or a Schedule III bank;

[ ]	(2)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

[ ]	(3)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]	(4)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

[ ]	(5)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

[ ]	(6)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;

[ ]	(7)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

[ ]	(8)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

[ ]	(9)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]	(10)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn. $1,000,000;

[ ]	(11)

an individual whose net income before taxes exceeded Cdn. $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn. $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(12)	an individual who, either alone or with a spouse, has net assets of at least Cdn. $5,000,000;

[ ]	(13)	a person, other than an individual or investment fund, that has net assets of at least Cdn. $5,000,000 as shown on its most recently prepared financial statements;

[ ]	(14)	an investment fund that distributes or has distributed its securities only to

[ ]		(a)	a person that is or was an accredited investor at the time of the distribution;

[ ]		(b)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106; or

[ ]		(c)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

[ ]	(15)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]	(16)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]	(17)	a person acting on behalf of a fully managed account managed by that person, if that person

[ ]		(a)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

[ ]		(b)	in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]	(18)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(19)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(20)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(21)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

[ ]	(22)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

[ ]		(a)	an accredited investor; or

[ ]		(b)	an exempt purchaser in British Columbia after NI 45-106 comes into force.

Date: June ___, 2007

WESLEY CLOVER CORPORATION

By:
Name: Jose Medeiros
Title: President and Chief Operating Officer

For the purposes of this Schedule “A”, the following definitions apply:

“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

“Canadian financial institution” means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(b)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“director” means (a) a member of the board of directors of a company or an individual who performs similar functions for a company, and (b) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“eligibility advisor” means

(a)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed;

(b)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not;

(c)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons; and

(d)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“financial assets” means

(a)	cash;

(b)	securities; or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” has the same meaning as in National Instrument 81-106 “Investment Fund Continuous Disclosure”;

“jurisdiction” means a province or territory of Canada except when used in the term “foreign jurisdiction”;

“person” includes (a) an individual, (b) a corporation, (c) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and (d) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“regulator” means

(a)	the Executive Director, as defined under section 1 of the Securities Act (British Columbia); and

(b)	such other person as is referred to in Appendix D of National Instrument 14-101 “Definitions”;

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“securities legislation” means

(a)

for British Columbia, the Securities Act (British Columbia) and the regulations, rules and forms under such Act and the blanket rulings and orders issued by the British Columbia Securities Commission; and

(b)	for other Canadian jurisdictions, such other statutes and instruments as are listed in Appendix B of National Instrument 14-101 “Definitions”;

“securities regulatory authority” means

(a)	the British Columbia Securities Commission; and

(b)	in respect of any local jurisdiction other than British Columbia, means the securities commission or similar regulatory authority listed in Appendix C of National Instrument 14-101 “Definitions”;

“spouse” means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual; or

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender;

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

“voting security” means a security of an issuer that:

(a)	is not a debt security; and

(b)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing;

An issuer is considered to be affiliated with another issuer if:

(a)	one of them is the subsidiary of the other; or

(b)	each of them is controlled by the same person;

A person is considered to beneficially own securities that are beneficially owned by

(a)	an issuer controlled by that person; or

(b)	an affiliate of that person or an affiliate of an issuer controlled by that person;

A person (first person) is considered to control another person (second person) if:

(a)

the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation;

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership; or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

Other terms which are used in this Schedule “A” and not otherwise defined and which are defined in the Securities Act (British Columbia), the regulations, rules and policy statements made thereunder, as amended, have the meanings defined in such legislation, regulations, rules and policy statements.

SCHEDULE “B”

CERTIFICATE OF ACCREDITED INVESTOR (UNITED STATES)

The Subscriber represents and Common Shares that he, she or it comes within the category or categories marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. The undersigned agrees to furnish any additional information which the Corporation deems necessary in order to verify the answers set forth below. All references to $ in this Schedule “B” certificate are to United States dollars.

Category A _____	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth together with his or her spouse, presently exceeds USD $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short term investments, stock and securities, provided that you deduct any debts you owe. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B _____

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of USD $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of USD $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C _____	The undersigned is a director or executive officer of the Corporation.

Category D _____

The undersigned is a bank, as defined in Section 3(a)(2) of the US Securities Act; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the US Securities Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(a)(13) of the US Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that US Securities Act; any Small Business Investment Company (“SBIC”) licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of USD $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of USD $5,000,000 or, if a self- directed plan, with investment decisions made solely by persons that are Accredited Investors (describe entity below).

B-1

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

Category F

The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or non profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Common Shares and with total assets in excess of USD $5,000,000. (describe entity below)

Category G

The undersigned is a trust with total assets in excess of USD $5,000,000, not formed for the specific purpose of acquiring the Common Shares, where the purchase is directed by a “sophisticated person” as described in Rule 506(b)(2)(ii) under the US Securities Act.

Category H

The undersigned is an entity in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Schedule B. (describe entity below)

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the next applicable Subscription Date in the event that the representations and warranties in this Subscription Agreement shall cease to be true, accurate and complete.

IN WITNESS WHEREOF, the undersigned has executed this confidential investor questionnaire as of the ____ day of June, 2007.

If a Corporation, Partnership or Other Entity:	If an Individual:

WESLEY CLOVER CORPORATION
Name of Entity	Signature

Corporation
Type of Entity	Printed or Typed Name

Signature of Person Signing	Social Security or Taxpayer I.D. Number

Jose Medeiros
President and Chief Operating Officer
Printed or Typed Name and Title of Person Signing

B-2